Exhibit 99.1

N E W S R E L E A S E

Contact:	Media	Investors
	Marcela Manjarrez-Hawn	Jennifer Lynch Gilligan
	(314) 445-0790	(212) 759-0382
	mediainquiries@centene.com	investors@centene.com

FOR IMMEDIATE RELEASE

Centene Corporation Appoints Drew Asher as Chief Financial Officer

ST. LOUIS (May 7, 2021) – Centene Corporation (NYSE: CNC) announced today that Drew Asher is appointed Executive Vice President and Chief Financial Officer, effective today. He will report to Michael Neidorff, Centene Chairman, President and CEO.

Mr. Asher is succeeding Jeffrey A. Schwaneke, who is rotating to the role of Executive Vice President of HealthCare Enterprises, in line with the company's rotation practice as part of our executive development. Mr. Schwaneke will report to Sarah London, President, Health Care Enterprises and Executive Vice President, Advanced Technology, HealthCare Enterprises. HealthCare Enterprises is a portfolio of high growth companies independent of Centene health plans, designing differentiated platform capabilities and delivering industry-leading products and services to third-party customers.

Mr. Asher joined Centene in conjunction with the closing of the WellCare acquisition in January 2020 and has served as Executive Vice President, Specialty. Prior to joining Centene, Mr. Asher served as chief financial officer of WellCare for six years and oversaw all aspects of the finance organization. Before joining WellCare, Mr. Asher held senior finance positions at Aetna as well as Coventry Health Care and has over 30 years of experience in finance. Mr. Asher holds a bachelor's degree in accounting from the University of Florida and a master's in taxation from the University of Central Florida.

"Consistent with our rotation practice and in an effort to enhance his operational experience, Drew has been responsible for all Specialty product lines for the past eighteen months. Drew brings critical skills to his new role, given his leadership experience, financial expertise as well as a strong understanding of the managed care space. His track record at WellCare demonstrates his ability to lead a growing enterprise as CFO. At Centene, he has been instrumental in driving the strategy and leading the growth of our overall specialty business since the beginning of last year," said Mr. Neidorff. "I've been impressed with Drew since first meeting him several years ago and I'm pleased to welcome Drew to his new role."

"Since joining Centene over a year ago, I've seen firsthand the agility and operational execution of our organization in a highly dynamic and challenging landscape, while consistently serving our members and state partners," said Mr. Asher. "I look forward to leading our experienced finance team in my new role as we look to deliver on our growth objectives, execute on our disciplined capital allocation strategy and generate long-term value for our shareholders."

Mr. Asher's responsibilities will include overseeing Centene's accounting, treasury, tax, actuarial services, health economics, enterprise performance excellence, financial planning and procurement. Mr. Asher and Mr. Schwaneke will work together to ensure a smooth transition.

"I want to thank Jeff for leading our finance organization for the past seven years," said Mr. Neidorff. "Jeff has played a key role in delivering on both our organic and M&A growth strategy and I look forward to him contributing to Centene in an operational capacity."

About Centene Corporation

Centene Corporation, a Fortune 50 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, http://www.centene.com/investors.

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this press release are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as "believe," "anticipate," "plan," "expect," "estimate," "intend," "seek," "target," "goal," "may," "will," "would," "could," "should," "can," "continue" and other similar words or expressions (and the negative thereof). Centene (the Company, our, or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of our proposed acquisition of Magellan Health (the Magellan Acquisition), our recently completed acquisition of WellCare Health Plans, Inc. (WellCare and such acquisition, the WellCare Acquisition), other recent and future acquisitions, investments and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this press release are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations and the response by governments and other third parties to COVID-19; the risk that regulatory or other approvals required for the Magellan Acquisition may be delayed or not obtained or are subject to unanticipated conditions that could require the exertion of management's time and our resources or otherwise have an adverse effect on us; the possibility that certain conditions to the consummation of the Magellan Acquisition will not be satisfied or completed on a timely basis and accordingly the Magellan Acquisition may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Magellan Acquisition; the possibility that the expected synergies and value creation from the Magellan Acquisition or the WellCare Acquisition will not be realized, or will not be realized within the respective expected time periods; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Magellan Acquisition or that the integration of Magellan Health will be more difficult or time consuming than expected; the risk that potential litigation in connection with the Magellan Acquisition may affect the timing or occurrence of the Magellan Acquisition or result in significant costs of defense, indemnification and liability; a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness; the inability to retain key personnel; disruption from the announcement, pendency, completion and/or integration of the Magellan Acquisition or from the integration of the WellCare Acquisition, or similar risks from other acquisitions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder that may result from changing political conditions, the new administration or judicial actions, including the ultimate outcome in "Texas v. United States of America" regarding the constitutionality of the ACA; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future legal and regulatory proceedings or government investigations; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the possibility that the expected synergies and value creation from acquired businesses, including businesses we may acquire in the future, will not be realized, or will not be realized within the expected time period; the exertion of management's time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Magellan acquisition; disruption caused by significant completed and pending acquisitions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with our indebtedness; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.